UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2011
Commission File Number: 0-07914

(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1645 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Certain Officers

On March 23, 2011, Joseph Young notified Earthstone Energy, Inc. (Earthstone or the Company) of his decision to resign his position at the Company.  His resignation as the Principal Accounting Officer is effective as of March 23, 2011.  The Board of Directors has accepted Mr. Young’s resignation.

The Company is exploring alternatives to meet its future accounting needs.  The Company has identified several candidates, but, at this time, no selection has been made.  The Company expects to announce the appointment of an interim Principal Accounting Officer in the near future.  This appointment is expected to be temporary in nature and will be re-evaluated in connection with efforts to locate a person to permanently fill the Principal Accounting Officer position.

A copy of the press release announcing the resignation of Mr. Young as Principal Accounting Officer is attached hereto as Exhibit 99.1.

Item 9.01.                      Exhibits

(C)	Exhibits.

Exhibit No.                           Description

    99.1                                   Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: March 23, 2011	By:	/s/ Ray Singleton
Ray Singleton, Precident